Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer, Interim Chief Financial Officer and Director of Medical Discoveries, Inc. (the “Company”) hereby certifies that, to her knowledge:

(i)  The Annual Report on Form 10-KSB of the Company for the fiscal year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 6, 2007	By:	/s/ JUDY ROBINETT
Judy Robinett
Chief Executive Officer and interim Chief Financial Officer